UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2011

WESTELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 18, 2011, Westell Technologies, Inc., a Delaware corporation (the “Westell Technologies”), Westell, Inc., a wholly owned subsidiary of the Company (“Westell” and together with Westell Technologies (the “Company”), NETGEAR, Inc., a Delaware corporation (“NETGEAR”), and NETGEAR Ltd., a subsidiary or NETGEAR (and together with NETGEAR, “Buyer”), entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which the Company has agreed to sell its Customer Networking Solutions division (other than certain retained business and HomeCloud business) to Buyer.

Under the terms of the Agreement, at the closing, Buyer will purchase substantially all of the assets of the Company’s Customer Networking Solutions division (other than certain retained business and the HomeCloud business) for $33.5 million in cash, subject to adjustments, including changes in net inventory, and the assumption by Buyer of certain specified liabilities. Ten percent (10%) of the purchase price will be held in escrow for one year as security for certain indemnity obligations, including breaches of representations and warranties made by the Company.

The Agreement contains representations and warranties and indemnification obligations customary for transactions of this type. The Company also agreed to enter into an agreement not to compete with the business being sold for a period of five years.

The transaction is subject to a number of closing conditions, including Seller having obtained specified third party consents and that certain of its employees have entered into employment arrangements with Buyer.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

A copy of the press release issued on March 18, 2011 in connection with the execution of the Agreement is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 2.1	Asset Purchase Agreement dated as of March 17, 2011 by and between Westell Technologies, Inc., Westell, Inc., NETGEAR, Inc., and NETGEAR Ltd.

Exhibit 99.1	Press Release issued by Westell Technologies, Inc., dated March 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: March 18, 2011	By:	/s/ Brian S. Cooper
Brian S. Cooper
Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 2.1	Asset Purchase Agreement dated as of March 17, 2011 by and between Westell Technologies, Inc., Westell, Inc., NETGEAR, Inc., and NETGEAR Ltd.

Exhibit 99.1	Press Release issued by Westell Technologies, Inc., dated March 18, 2011.